QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 23.4

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

        We consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated January 18, 2002, which is incorporated by reference as Exhibit 7.1 in Form 10-KSB of Bank of the Northwest for the year ended December 31, 2001, and to the reference to our Firm under the caption "Experts" in this Registration Statement.

                      /s/ MOSS ADAMS LLP

Portland, Oregon
August 29, 2002

QuickLinks

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT